                      STATEMENT OF ADDITIONAL INFORMATION

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND


     Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Municipal Securities........................................  B-2
Temporary Investments.......................................  B-4
Repurchase Agreements.......................................  B-4
Futures Contracts and Related Options.......................  B-5
Investment Restrictions.....................................  B-8
Trustees and Officers.......................................  B-9
Legal Counsel...............................................  B-17
Investment Advisory Agreement...............................  B-17
Distributor.................................................  B-19
Distribution and Service Plans..............................  B-19
Transfer Agent..............................................  B-20
Portfolio Transactions and Brokerage........................  B-20
Determination of Net Asset Value............................  B-21
Purchase and Redemption of Shares...........................  B-22
Exchange Privilege..........................................  B-25
Check Writing Privilege.....................................  B-26
Tax Status of the Fund......................................  B-26
Fund Performance............................................  B-26
Other Information...........................................  B-27
Ratings of Investments......................................  B-28
Report of Independent Accountants...........................  B-32
Financial Statements........................................  B-33
Notes to Financial Statements...............................  B-51



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 28, 1997.

GENERAL INFORMATION


     Van Kampen American Capital Tax-Exempt Trust (the "Trust") was originally organized as a business trust under the laws of Massachusetts on December 5, 1984. As of July 31, 1995, the Trust was reorganized as a Delaware business trust. The Trust currently is comprised of one series: the Van Kampen American Capital High Yield Municipal Fund (the "Fund").



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor") and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.



     As of March 14, 1997, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                      AMOUNT AND NATURE
                                                       OF OWNERSHIP AT     CLASS OF   PERCENTAGE
               NAME AND ADDRESS OF HOLDER               MARCH 22, 1996      SHARES    OWNERSHIP
               --------------------------             -----------------    --------   ----------
     Merrill Lynch Pierce Fenner & Smith, Inc.        3,221,854 shares     Class A       5.79%
     4800 Deer Lake Drive East, 3rd Floor
     Jacksonville, FL 32246-6484                                           Class B      11.56%
                                                      3,406,845 shares
                                                      294,762 shares       Class C       6.45%


     The term "Adviser" refers to both the Adviser, Van Kampen American Capital Asset Management, Inc., and the Subadviser, Van Kampen American Capital Advisors, Inc.

MUNICIPAL SECURITIES

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development obligations are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Municipal Securities also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and variable rate demand notes.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue" or "special obligations." General obligations are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds, including pollution control bonds, are revenue bonds and do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     When a Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous.

     The Fund may invest in Municipal Notes which include demand notes and short-term municipal obligations (such as tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes) and tax-exempt commercial paper provided that such obligations have the ratings described in the Prospectus for the Fund or if unrated are of comparable quality as determined by the Adviser. Demand notes are obligations which normally have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal of the note plus accrued interest upon a specified number of days' notice to the noteholders. Demand notes may also include Municipal Securities subject to a Stand-By Commitment as described in the Prospectus. The interest rate on a demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Participation interests in variable rate demand notes will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payments of principal of and interest on Municipal Securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

ADDITIONAL RISKS OF LOWER RATED MUNICIPAL SECURITIES


     Additional risks of lower rated Municipal Securities include limited liquidity and secondary market support. As a result, the prices of lower rated Municipal Securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated Municipal Securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The high yield, high risk bond market (these securities are commonly referred to as "junk bonds") has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any Municipal Security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated Municipal Securities are not generally meant for short-term investment.


TEMPORARY INVESTMENTS

     The taxable securities in which the Funds may invest as temporary investments include United States Government securities, corporate bonds and debentures, domestic bank certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation, commercial paper and repurchase agreements. The taxable securities are subject to the same rating requirements applicable to the Municipal Securities in which the Fund invests, including, in the case of unrated securities, that such obligations be in the opinion of the Adviser of comparable quality.


     United States Government securities include obligations issued or guaranteed as to principal and interest by the United States Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Government, (c) discretionary authority of the United States Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. The Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States and has total assets of at least $500 million and is a member of the Federal Deposit Insurance Corporation.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid security owned by the Fund, exceeds 10% of the value of its net assets. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


FUTURES CONTRACTS AND RELATED OPTIONS

FUTURES CONTRACTS

     A municipal bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount times the differences between The Bond Buyer Municipal Bond Index (the "Index") value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Index is a price-weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contact. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the

Fund would be exempt from registration as a "commodity pool." CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchase the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.


ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS



     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which, along with its investment objective, may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Prospectus, a Fund shall not:


      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;

      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in Municipal Securities or Temporary Investments secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;


      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933 (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act) and including repurchase agreements maturing in more than 7 days;



      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities;


      9. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;


     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;


     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or


     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".


     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities or invest for the purpose of exercising control or management. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.



TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "Adviser" or the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road                  President of MDT Corporation, a company which develops
Raleigh, NC 27614                           manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32                   equipment. Trustee of each of the Van Kampen American
                                            Capital Funds.
Linda Hutton Heagy........................  Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza                    recruiting and management consulting firm. Formerly,
Suite 720                                   Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                           holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/48                   of La Salle National Bank. Trustee of each of the Van
                                            Kampen American Capital Funds.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52                   Officer, Director and member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*......................  President, Chief Operating Officer and a Director of the
One Parkview Plaza                          VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181                  Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42                   Management, Inc. Executive Vice President and a Director
                                            of VK/AC Holding, Inc. and Van Kampen American Capital.
                                            President and Director of Van Kampen Merritt Equity
                                            Advisors Corp. Director of Van Kampen Merritt Equity
                                            Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                            Inc. Prior to September 1996, Chief Executive Officer of
                                            McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                            Director of MCM Asia Pacific Company, Limited. Prior to
                                            July 1996, President, Chief Operating Officer and Trustee
                                            of VSM Inc. and VCJ Inc. President, Chief Executive
                                            Officer and Trustee of each of the Van Kampen American
                                            Capital Funds. President and Trustee of each of the Van
                                            Kampen American Capital Funds. President, Chairman of the
                                            Board and Trustee of other investment companies advised
                                            by the VK Adviser. Executive Vice President of other
                                            investment companies advised by the AC Adviser.
Jack E. Nelson............................  President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36                   Services Inc., a member of the National Association of
                                            Securities Dealers, Inc. ("NASD") and Securities
                                            Investors Protection Corp. ("SIPC"). Trustee of each of
                                            the Van Kampen American Capital Funds.
Jerome L. Robinson........................  President of Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22                   software programming company specializing in white collar
                                            productivity. Director of Panasia Bank. Trustee of each
                                            of the Van Kampen American Capital Funds.

Fernando Sisto............................  George M. Bond Chaired Professor and, prior to 1995, Dean of Graduate
155 Hickory Lane                            School and Chairman, Department of Mechanical Engineering, Stevens
Closter, NJ 07624-2322                      Institute of Technology. Director of Dynalysis of Princeton, a firm
  Date of Birth: 08/02/24                   engaged in engineering research. Trustee of each of the Van Kampen
                                            American Capital Funds.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the Van Kampen American Capital Funds, The
Chicago, IL 60606                           Explorer Institutional Trust and the closed-end investment companies
  Date of Birth: 08/22/39                   advised by the VK Adviser. Trustee of each of the Van Kampen American
                                            Capital Funds, The Explorer Institutional Trust and the closed-end investment companies advised by the VK Adviser.


---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act).

                                    OFFICERS



     The address for Curtis W. Morell, Alan T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Peter W. Hegel..............  Vice President                Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                                   AC Adviser, Van Kampen American Capital
                                                            Management, Inc. and Van Kampen American
                                                            Capital Advisors, Inc. Prior to September
                                                            1996, Director of McCarthy, Crisanti &
                                                            Maffei, Inc. Prior to July 1996, Director
                                                            of VSM Inc. Vice President of each of the
                                                            Van Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the VK Adviser and
  Date of Birth: 08/04/46     Accounting Officer            the AC Adviser. Vice President and Chief
                                                            Accounting Officer of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and AC Adviser.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of Van Kampen American
                                                            Capital and VK/AC Holding, Inc. Executive
                                                            Vice President, General Counsel and a
                                                            Director of the Distributor, the VK
                                                            Adviser, the AC Adviser, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen Merritt Equity Advisors Corp. and
                                                            Van Kampen Merritt Equity Holdings Corp.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of Van Kampen
                                                            American Capital Advisors, Inc., American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Services, Inc. and ACCESS. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and Director of Van Kampen
                                                            American Capital Trust Company. Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to September 1996,
                                                            General Counsel of McCarthy, Crisanti &
                                                            Maffei, Inc. Prior to July 1996, Executive
                                                            Vice President and General Counsel of VSM
                                                            Inc. and VCJ Inc. Vice President and
                                                            Secretary of each of the Van Kampen
                                                            American Capital Funds and other investment
                                                            companies advised by the VK Adviser and AC
                                                            Adviser.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Alan T. Sachtleben..........  Vice President                Executive Vice President of the VK Adviser
  Date of Birth: 04/20/42                                   and Van Kampen American Capital Management,
                                                            Inc. Executive Vice President and a
                                                            Director of the AC Adviser and Van Kampen
                                                            American Capital Advisors, Inc. Vice
                                                            President of each of the Van Kampen
                                                            American Capital Funds and other investment
                                                            companies advised by the VK Adviser and AC
                                                            Adviser.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of VK/AC Holding,
  Date of Birth: 11/10/44                                   Inc., Van Kampen American Capital, the
                                                            Distributor and the AC Adviser. President,
                                                            Chief Executive Officer and a Director of
                                                            Van Kampen American Capital Trust Company
                                                            and ACCESS. Director of American Capital
                                                            Contractual Services, Inc. Vice President
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and AC Adviser.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the VK Adviser,
  Date of Birth: 01/11/56     Financial Officer             the AC Adviser and Van Kampen American
                                                            Capital Management, Inc. Vice President and
                                                            Chief Financial Officer of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

John L. Sullivan............  Treasurer                     First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                                   the AC Adviser. Treasurer of each of the
                                                            Van Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Tanya M. Loden..............  Controller                    Vice President of the VK Adviser and the AC
  Date of Birth: 11/19/59                                   Adviser. Controller of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and AC Adviser.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of Van Kampen American Capital.
                                                            Assistant Vice President and Assistant
                                                            Secretary of the Distributor, the VK
                                                            Adviser, the AC Adviser and Van Kampen
                                                            American Capital Management, Inc. Assistant
                                                            Vice President of Van Kampen American
                                                            Capital Advisors, Inc. Assistant Secretary
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and the AC
                                                            Adviser. Prior to May 1992, attorney for
                                                            Cantwell & Cantwell, a Chicago law firm.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of Van Kampen American Capital.
                                                            Assistant Vice President and Assistant
                                                            Secretary of the Distributor, the VK
                                                            Adviser, the AC Adviser, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen American Capital Advisors, Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital Exchange
                                                            Corporation and ACCESS. Assistant Secretary
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and AC Adviser.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen American Capital and VK/AC Holding,
                                                            Inc. Senior Vice President, Deputy General
                                                            Counsel and Secretary of the VK Adviser,
                                                            the AC Adviser, the Distributor, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen American Capital Advisors, Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Services, Inc., ACCESS, Van Kampen Merritt
                                                            Equity Advisors Corp. and Van Kampen
                                                            Merritt Equity Holdings Corp. Prior to
                                                            September 1996, Deputy General Counsel and
                                                            Secretary of McCarthy, Crisanti & Maffei,
                                                            Inc. Prior to July 1996, Senior Vice
                                                            President, Deputy General Counsel and
                                                            Secretary of VSM Inc. and VCJ Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of Van Kampen
                                                            American Capital, the VK Adviser, the AC
                                                            Adviser, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                                   and AC Adviser. Assistant Treasurer of each
                                                            of the Van Kampen American Capital Funds
                                                            and other investment companies advised by
                                                            the VK Adviser and the AC Adviser.

Robert Sullivan..............  Assistant Controller         Assistant Vice President of the VK Adviser and the AC
  Date of Birth: 03/30/33                                   Adviser. Assistant Controller of each of the Van
                                                            Kampen American Capital Funds and other investment
                                                            companies advised by the VK Adviser and the AC
                                                            Adviser.



     Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The AC Adviser is reimbursing the Fund for expenses related to the retirement plan through December 31, 1996.



     Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of one operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended November 30, 1996 or the Fund Complex' last calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                 ESTIMATED          TOTAL
                                                               PENSION OR         ANNUAL        COMPENSATION
                                            AGGREGATE          RETIREMENT        BENEFITS      BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED       FROM        FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF       REGISTRANT        AND FUND
                                               FROM            REGISTRANT          UPON        COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)     TRUSTEE(5)
                -------                  ---------------    ----------------   -------------   ---------------
J. Miles Branagan......................        2,555              $-0-             $2,500         $104,875
Philip P. Gaughan......................          780               -0-                -0-           16,875
Linda Hutton Heagy.....................        2,555               -0-              2,500          104,875
Dr. Roger Hilsman......................        2,555               -0-              2,500          103,750
R. Craig Kennedy.......................        2,555               -0-              2,500          104,875
Donald C. Miller.......................        2,555               -0-                -0-          104,875
Jack E. Nelson.........................        2,555               -0-              2,500           97,875
David Rees.............................          960               -0-              2,500           22,000
Jerome L. Robinson.....................        2,555               -0-                -0-          101,625
Lawrence J. Sheehan....................          960               -0-                -0-           22,000
Dr. Fernando Sisto.....................        2,555               -0-              2,500          104,875
Wayne W. Whalen........................        2,555               -0-              2,500          104,875
William S. Woodside....................        2,555               -0-              2,500          104,875


---------------

(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Mr. McDonnell was appointed to the Board of Trustees on January 30, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.



(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended November 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended November 30, 1996: Mr. Branagan, $635; Mr. Gaughan, $780; Ms. Heagy, $2,105; Mr. Kennedy, $1,440; Mr. Miller, $2,555; Mr. Nelson, $2,555; Mr. Robinson, $2,555; and
    Mr. Whalen, $2,555. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of November 30, 1996 is as follows: Mr. Branagan, $612; Mr. Gaughan, $751; Ms. Heagy, $2,212; Mr. Kennedy, $1,541; Mr. Miller, $2,737; Mr. Nelson, $2,838;
    Mr. Robinson, $2,676; Dr. Sisto, $1,828; and Mr. Whalen, $2,837. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(3) The amounts shown in this column are zero in the Fund's fiscal year ended November 30, 1996 because the Adviser agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $17,000 in its fiscal year ended November 30, 1996. The Retirement Plan is described above the Compensation Table.



(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1996, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1996: Mr. Gaughan, $15,625; Ms. Heagy, $68,750; Mr. Kennedy, $44,000; Mr. Miller, $97,375; Mr. Nelson,
    $97,375; Mr. Rees, $15,070; Mr. Robinson, $94,250; and Mr. Whalen, $97,375.
    The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in December 1995 and 1996. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



     As of March 14, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of March 14, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



LEGAL COUNSEL



     Skadden, Arps, Slate, Meagher & Flom (Illinois).


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Fund. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Fund also pays transfer agency fees, distribution fees, service fees, custodian fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.60% of the first $300 million of aggregate average net assets, 0.55% of the next $300 million of aggregate average net assets and 0.50% of aggregate average net assets in excess of $600 million.

     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.40% of the first $20 million of average daily net assets, 0.25% of the next $30 million of average daily net assets and 0.15% of the excess over $50 million.


     The average daily net assets are determined by taking the average of all of the determinations of the net assets for each business day during a given calendar month. Such fees are payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser shall use its best efforts to recapture all available tender solicitation fees and exchange offer fees in connection with each of the Fund's transactions and shall advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) payments made pursuant to Distribution Plan (described herein), (4) certain litigation and indemnification expenses as described in the Advisory Agreement, and (5) insurance premiums paid by the Fund to insure the timely payment of principal and interest on its portfolio obligations. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.


     For the period ended December 1, 1987 to March 31, 1990, in addition to the contractual expense limitation, the Adviser elected to reimburse the Fund for all ordinary business expenses, exclusive of taxes and interest, in excess of 0.85% of the average daily net assets.

     The following table shows expenses payable under the Advisory Agreement during the fiscal years ending November 30, 1994, 1995 and 1996.


 FISCAL YEAR ENDING
  11/30/94:
 ------------------
Gross Advisory Fees                                           $3,172,407
Accounting Services                                           $  163,929
Contractual Expense Reimbursement                             $      -0-

 FISCAL YEAR ENDING
    11/30/95:
 ------------------
Gross Advisory Fees                                           $3,906,255
Accounting Services                                           $  158,098
Contractual Expense Reimbursement                             $    8,371

 FISCAL YEAR ENDING
    11/30/96:
 ------------------
Gross Advisory Fees                                           $4,757,392
Accounting Services                                           $  208,513
Voluntary Expense Reimbursement                               $   17,000


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Fund pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved
(a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     For the fiscal years ending November 30, 1994, 1995 and 1996, total underwriting commissions on the sale of shares of the Fund were $2,667,572, $3,369,458 and $5,191,191, respectively. Of such totals, the amount retained by the Distributor was $27,152, $399,162 and $587,095, respectively. The remainder was reallowed to dealers. For the fiscal years ended November 30, 1994 and 1995, dealer reallowances of $81,508 and $173,684, respectively, were received by Advantage Capital Corporation. During the fiscal year ended November 30, 1996, Advantage Capital Corporation ceased to be an affiliated dealer of the Fund.



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the fiscal year ending November 30, 1996, gross aggregate expenses under the Class A Plan were $1,380,920, or 0.25% of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and administering the Class A Plan.



     For the fiscal year ended November 30, 1996, the aggregate expenses under the Class B Plan were $2,708,233, or 1.00%, of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,031,175 for commissions and transaction fees paid to authorized dealers in respect of sales of Class B shares of the Fund and $677,058 for fees paid to Service Organizations for servicing Class B shareholders and administering the Class B Plan.



     For the fiscal year ended November 30, 1996, the aggregate expenses under the Class C Plan were $389,696, or $1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $389,676 for the commissions and transactions fees paid to authorized dealers in respect of sales of Class C shares of the Fund and $0 for fees paid to authorized dealers for servicing Class C shareholders and administering the Class C Plan.



TRANSFER AGENT



     During the fiscal years ended November 30, 1994, 1995 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees of $561,481, $648,335 and $728,605, respectively, for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs except for commissions paid with respect to transactions in future contracts and options. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Advisers are responsible for placing portfolio transactions and do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Advisers. No specific value can be assigned to such research services which are furnished without cost to the Advisers. The investment advisory fee is not reduced as a result of the Advisers' receipt of such research services. Services provided may include (a) furnishing advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their advisory accounts; not all of such services may be used by the Advisers in connection with the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution of such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Advisers place portfolio transactions for other advisory accounts including other investment companies. The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     During the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid $79,957, $38,053 and $0, respectively, in brokerage commissions on portfolio transactions. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.


     The Fund conducted no affiliated brokerage transactions through affiliated brokers during the last three fiscal years.


     During the year ended November 30, 1996, the Fund paid $0 in brokerage commissions on transactions totalling $0 to brokers selected primarily on the basis of research services provided to the Adviser.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.


     Each Fund's investments in bonds are valued by an independent pricing service ("Service"). When, in the judgment of the Service, quoted bid prices for bonds are readily available and are representative of the bid side of the market, these bonds are valued at such quoted bid prices (as obtained by the Service from dealers in such securities). Other bonds are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Any bonds which are not valued by the independent pricing service would be valued at fair value using methods determined in good faith by the Trustees. Expenses and fees, including the investment advisory fee are accrued daily and taken into account for the purpose of determining the net asset value of shares of each Fund. Short-term instruments having remaining maturities of 60 days or less are valued at amortized cost.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares of the Fund will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.


PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues three classes of shares: Class A shares; Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and except that each class has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which its distribution fees are paid.


INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of the Fund's shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.


CUMULATIVE PURCHASE DISCOUNT



     The reduced sales charges reflected in the sales charge table as shown in the Prospectus under "Sales Charge Table" apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their children under 21 years of age are treated as a single purchaser, as is a trustee or other fiduciary of a single trust estate or a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating

Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's representations concerning his holdings.



LETTER OF INTENT



     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount" made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


REDEMPTION OF SHARES


     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC-Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of 1.00% of the net asset value of shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.



     The CDSC-Class A will be imposed only if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.


WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B or C will be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
         Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's Initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Trust reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Trust will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Trust Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Trust may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnership or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.


TAX STATUS OF THE FUND



     The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



FUND PERFORMANCE



     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended November 30, 1996 was 1.39%, (ii) the five year period ended November 30, 1996 was 6.97%, and (iii) the ten year period ended November 30, 1996 was 6.56%. Results from inception through April 1, 1990, reflect expense reimbursement described under "Investment Advisory Agreement." The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended November 30, 1996 was 1.68% and (ii) the four year, four month period ended November 30, 1996 was 6.26%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended November 30, 1996 was 4.68% and (ii) the two year, 11 1/2 month period ended November 30, 1996 was 5.74%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The following chart lists the Fund's yield and tax equivalent yield for the 30-day period ending November 30, 1996.



                                                          HIGH YIELD MUNICIPAL FUND
                                                        -----------------------------
                                                        CLASS A    CLASS B    CLASS C
                                                        -------    -------    -------
SEC yield                                                5.59%      5.11%      5.11%
Tax-equivalent yield                                     8.73%      7.98%      7.98%

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, Fund maturity and the Fund's expenses.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.



OTHER INFORMATION



     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolios, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.


     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

RATINGS OF INVESTMENTS

RATINGS OF MUNICIPAL BONDS

DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

     Beginning in 1985, Moody's started new rating categories for variable rate demand obligations ("VRDO's"). VRDO's receive two ratings. The first rating, depending on the maturity of the VRDO, is assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as "VMIG," represents an evaluation of the degree of risk associated with the demand feature. The new VRDO's demand feature ratings and symbols are:

     VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

     VMIG 2: ample margins of protection, high quality.

     VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

     VMIG 4: adequate quality, not predominantly speculative but there is risk.

DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS:

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL ("S&P") DEBT RATINGS:

     A S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB-B-CCC-CC-C
          Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI This rating is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     S&P ratings of certain municipal note issues with a maturity of less than three years are:

     SP-1 A very strong, or strong, capacity to pay principal and interest.
          Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     S&P assigns dual ratings to all long-term debt issues that have a demand or put feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses the demand feature alone. Long-term debt rating symbols are used for the long-term maturity and commercial paper rating symbols are used for the put option (for example, AAA/A-1+). For demand notes, S&P's note rating symbols are used with the commercial paper symbols (for example, SP-1+/a-1+).

     Rating criteria described in the Prospectus are applied on the basis of the highest rating applicable to the Municipal Security. This applies to split rated securities (i.e. different ratings by Moody's and S&P) and dual rated securities as described above.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital High Yield Municipal Fund (the "Fund"), a series of the Van Kampen American Capital Tax-Exempt Trust, at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1997

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA 0.3%
 $ 1,540 Gulf Shores, AL Rev Quality Inn
         Beachside Proj Ser 1986...............   11.000% 06/01/16 $  1,583,243
     400 Selma, AL Spl Care Fac Fin Auth Hosp
         Rev Vaughan Regl Med Cent Proj Rfdg
         (Prerefunded @ 06/01/97)..............    9.500  06/01/14      423,212
     750 Vincent, AL Indl Dev Brd Shelby Motel
         Group Inc Proj........................   10.500  09/01/16      763,943
                                                                   ------------
                                                                      2,770,398
                                                                   ------------
         ALASKA 0.2%
   2,250 Seward, AK Rev AK Sealife Cent Proj...    7.650  10/01/16    2,312,640
                                                                   ------------
         ARIZONA 1.2%
     500 Casa Grande, AZ Indl Dev Auth Rfdg....    8.250  12/01/15      525,165
   2,915 Chandler, AZ Indl Dev Auth Rev
         Chandler Financial Cent Proj Ser 1986
         (d)...................................    9.875  12/01/16    2,681,800
     985 Peoria, AZ Indl Dev Auth Sierra Winds
         Life Care Cmnty Proj (Var Rate Cpn)...    6.500  11/01/17      895,296
   1,025 Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Reg Med Cent Proj Ser A........    8.125  12/01/22    1,124,989
     475 Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Reg Med Cent Proj Ser B........    8.125  12/01/22      521,336
   2,540 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Proj
         (Prerefunded @ 06/01/97)..............   10.000  06/01/17    2,691,892
   1,035 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Ser A Rfdg....    8.000  06/01/11    1,096,707
   2,000 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Ser A Rfdg....    8.250  06/01/15    2,132,880
                                                                   ------------
                                                                     11,670,065
                                                                   ------------
         ARKANSAS 0.0%
     500 Fayetteville, AR Pub Fac Brd Rev
         Butterfield Trail Village Proj B Rfdg.    9.500  09/01/14      542,125
                                                                   ------------
         CALIFORNIA 5.2%
   2,415 California Edl Fac Auth Rev Pacific
         Graduate Sch of Psychology............    8.000  11/01/21    2,456,127
   3,000 California Hlth Fac Auth Rev Vly
         Presbytern Hosp Proj Ser A Rfdg.......    9.000  05/01/12    3,090,000
   5,440 California St Veterans Bonds Ser AY...    7.375  04/01/19    5,482,976
   1,500 Colton, CA Pub Fin Auth Rev Elec Sys
         Impts.................................    7.500  10/01/20    1,584,675
   2,500 Corona, CA Ctfs Partn Vista Hosp Sys
         Inc Ser C.............................    8.375  07/01/11    2,536,100
   1,300 Emeryville, CA Impt Bond Act 1915
         Assessment Dist 93-1 East Baybridge...    7.300  09/02/21    1,332,461
   1,500 Folsom, CA Spl Tax Cmnty Fac Dist No 7
         Rfdg..................................    7.250  09/01/21    1,542,495
   2,855 Fresno, CA Ctfs Partn Bldg Proj Fresno
         Exec Plaza Inc........................    8.500  05/01/16    3,028,498
     900 Fresno, CA Jt Pwrs Fin Auth Local Agy
         Ser B Rfdg............................    7.350  09/02/12      969,003
   1,500 Glendale, CA Hosp Rev Glendale Mem
         Hosp & Hlth Ser A Rfdg (Prerefunded @
         11/01/97).............................    9.000  11/01/17    1,600,380
   1,500 Huntington Park, CA Pub Fin Auth Loc
         Agy Rev Sub Ser C.....................    7.600  09/01/18    1,615,890
   1,000 Moreno Vly, CA Spl Tax Towngate Cmnty
         Fac Dist 87-1.........................    7.125  10/01/23    1,044,310
   1,530 Norco, CA Swr & Wtr Rev Rfdg..........    7.200  10/01/19    1,643,006
   2,000 Perris, CA Pub Fin Auth Loc Agy Rev
         Ser D.................................    7.875  09/01/25    2,159,440
   1,500 Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2.......................    8.250  09/01/19    1,638,090
     100 Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2.......................    8.000  09/01/20      107,868
   3,000 Reedley, CA Ctfs Partn................    7.500  10/01/26    3,081,300
   1,250 Richmond, CA Jt Pwrs Fin Auth Impt
         Dists No 851 & 853 Ser A..............    7.400  09/02/19    1,288,688
   3,105 Richmond, CA Redev Agy Multi-Family
         Rev Hsg Bridge Affordable Summit Ser
         A.....................................    7.500  09/01/23    3,105,000
   4,000 Riverside Cnty, CA Air Force Village
         West Inc Ser A Rfdg...................    8.125  06/15/20    4,199,960
   1,000 Riverside Cnty, CA Impt Bond Act 1915.    7.625  09/02/14    1,031,620
   3,000 San Bernardino, CA Hosp Rev San
         Bernardino Cmnty Hosp Rfdg............    7.875  12/01/19    3,043,740
   3,000 Santa Ana, CA Cmnty Redev Agy Tax Ser
         B Rfdg................................    7.500  09/01/16    3,079,170
   1,000 Santa Rosa, CA Impt Bond Act 1915
         Fountaingrove Prkwy Extension.........    7.625  09/02/19    1,031,350
                                                                   ------------
                                                                     51,692,147
                                                                   ------------
         COLORADO 4.7%
   1,000 Arrowhead Metro Dist CO...............    8.125  12/01/11    1,071,840
   1,060 Berry Creek Metro Dist CO Rfdg........    7.300  12/01/12    1,151,669
   2,400 Bowles Metro Dist CO..................    7.750  12/01/15    2,385,864
   1,500 Colorado Hlth Fac Auth Rev Christian
         Living Campus Proj....................    9.000  01/01/25    1,629,435
     400 Colorado Hlth Fac Auth Rev Mile High
         Transplant Bank Proj (Prerefunded @
         06/01/97).............................    8.500  06/01/07      429,152

                                       B-33
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         COLORADO (CONTINUED)
         Colorado Hlth Fac Auth Rev Shalom Park
 $ 2,000 Proj Rfdg & Impt........................    7.250% 12/15/25 $  2,024,000
   2,000 Colorado Hsg Fin Auth Single Family Pgm
          Sr Ser C1..............................    7.550  11/01/27    2,212,120
   1,250 Cordillera Metro Dist CO Eagle Cnty.....    8.250  12/01/13    1,393,838
   3,000 Cottonwood Wtr & Santn Dist CO Ser A
         Rfdg....................................    7.750  12/01/20    3,050,340
         Denver, CO City & Cnty Indl Dev Rev
   1,055 Jewish Cmnty Cent Proj..................    7.375  03/01/09    1,175,048
     815 Denver, CO City & Cnty Indl Dev Rev
         Jewish Cmnty Cent Proj..................    7.875  03/01/19      903,892
         Denver, CO City & Cnty Rev Indl Dev
   1,130 Jewish Cmnty Cent Proj..................    7.500  03/01/14    1,243,452
   2,860 Denver, CO City & Cnty Single Family Mtg
         Rev Ser A...............................    8.125  12/01/20    2,990,216
   1,930 Denver, CO Urban Renewal Auth Tax
         Increment Rev...........................    8.500  05/01/16    2,052,304
   2,000 Eagle Cnty, CO Air Terminal Corp Rev
         Arpt Proj...............................    7.500  05/01/21    2,050,060
   4,000 Fairlake Metro Dist City & Cnty of
         Denver, CO..............................    9.625  12/01/10    4,493,160
   2,500 Hyland Hills, CO Metro Park & Recreation
         Dist CO Spl Rev Ser A...................    8.625  12/15/12    2,834,175
   1,000 Landmark Metro Dist CO (Prerefunded @
         06/01/00)...............................    8.750  12/01/05    1,059,930
   3,000 Mountain Village Metro Dist San Miguel
         Cnty, CO Rfdg (Prerefunded @ 12/01/98)
         (c).....................................   11.000  12/01/07    3,457,800
     500 Panorama Metro Dist CO Ser B Rfdg.......    9.000  12/01/09      541,805
     147 Skyland Metro Dist Gunnison Cnty CO Rfdg
         (Var Rate Cpn)..........................    4.000  12/01/08      104,835
     750 Snowmass Village, CO Multi-Family Hsg
         Rev Ser A Rfdg..........................    8.000  09/01/14      786,330
   2,175 Southtech Metro Dist CO Rfdg
         (Prerefunded @ 12/01/97)................    9.500  12/01/11    2,316,593
     660 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.250  12/01/02      684,057
     840 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.750  12/01/13      892,979
   1,500 Telluride, CO Hsg Auth Hsg Rev..........    9.100  06/01/01    1,627,725
   2,000 Telluride, CO Hsg Auth Hsg Rev Shandoka
         Apts Proj Rfdg..........................    7.875  06/01/17    2,096,560
                                                                     ------------
                                                                       46,659,179
                                                                     ------------
         CONNECTICUT 1.3%
   2,391 Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
         Proj....................................    8.750  09/01/12    2,565,041
   1,500 Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
         Proj....................................    9.000  09/01/22    1,637,295
   1,225 Connecticut St Dev Auth Hlthcare Rev
         Indpt Living Proj Ser B.................    8.000  07/01/17    1,274,772
   1,920 Connecticut St Dev Auth Hlthcare Rev
         Jerome Home Proj........................    8.000  11/01/19    2,011,450
   2,500 Connecticut St Hlth & Edl Fac Auth Rev
         Tolland Cnty Hlthcare Inc Ser A.........    9.200  07/01/21    2,718,500
   1,520 Manchester, CT Redev Agy Multi-Family
         Mtg Rev Bennet Hsg Dev Rfdg.............    7.200  12/01/18    1,604,527
   1,365 New Haven, CT Fac Rev Easter Seal
         Goodwill Rehab Proj.....................    8.875  04/01/16    1,451,882
                                                                     ------------
                                                                       13,263,467
                                                                     ------------
         DELAWARE 0.8%
   2,670 Delaware St Econ Dev Auth Indl Dev Rev
         1st Mtg Dover Hlthcare Rfdg.............    7.875  04/01/08    2,785,878
     400 Delaware St Econ Dev Auth Rev 1st Mtg
         Gilpin Hall Proj........................    7.375  07/01/15      410,688
   2,800 Delaware St Econ Dev Auth Rev 1st Mtg
         Gilpin Hall Proj........................    7.625  07/01/25    2,873,920
     975 Delaware St Econ Dev Auth Rev
         Osteopathic Hosp Assn of DE Ser A
         (Prerefunded @ 07/01/04)................    9.500  01/01/22    1,207,292
     300 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.000  10/01/03      334,377
     500 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.200  10/01/18      561,235
                                                                     ------------
                                                                        8,173,390
                                                                     ------------
         DISTRICT OF COLUMBIA 0.6%
   2,090 District of Columbia Hosp Rev Metlantic
         WA Hosp Cent Ser A Rfdg.................    7.125  08/15/19    2,187,018
   3,500 District of Columbia Rev Natl Pub Radio
         Ser A...................................    7.700  01/01/23    3,735,515
                                                                     ------------
                                                                        5,922,533
                                                                     ------------
         FLORIDA 7.1%
   2,085 Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt..................    7.875  10/01/08    2,323,899
   1,160 Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt..................    7.500  10/01/02    1,236,885
   1,500 Bay Cnty, FL Hosp Sys Rev Bay Med Cent
         Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/12    1,797,705
     500 Bay Cnty, FL Hosp Sys Rev Bay Med Cent
         Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/19      616,095

                                     B-34
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
 $ 1,470 Brevard Cnty, FL Hlth Fac Auth Rev
         Courtenay Springs Village Rfdg........    7.375% 11/15/04 $  1,562,492
   2,200 Brevard Cnty, FL Hlth Fac Auth Rev
         Courtenay Springs Village Rfdg........    7.750  11/15/17    2,352,966
     180 Charlotte Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Rfdg..............   10.000  06/01/11      203,758
   1,650 Collier Cnty, FL Indl Dev Auth
         Retirement Rental Hsg Rev.............   10.750  03/01/03    1,870,044
   4,000 Escambia Cnty, FL Pollutn Ctl Rev
         Champion Intl Corp Proj...............    6.900  08/01/22    4,265,360
     850 Fort Walton Beach, FL Indl Dev Rev 1st
         Mtg Fort Walton Beach Venton Proj.....   10.500  12/01/16      906,780
   1,130 Hernando Cnty, FL Indl Dev Rev Beverly
         Enterprises Rfdg......................   10.000  09/01/11    1,284,302
   3,000 Hialeah Gardens, FL Indl Dev Rev
         Waterford Convalescent Ser A Rfdg.....    8.250  12/01/14    3,209,550
   1,500 Homestead, FL Indl Dev Rev Brookwood
         Gardens Cent Proj Ser A Rfdg..........    8.250  12/01/14    1,604,775
   1,330 Lake Bernadette, FL Cmnty Dev Dist Spl
         Assmt Rev Ser A.......................    8.000  05/01/17    1,340,866
   2,500 Lake Saint Charles, FL Cmnty Dev Dist
         Spl Assmt Rev.........................    7.875  05/01/17    2,500,475
     750 Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partner Rfdg......    8.125  12/01/07      813,308
   1,300 Marion Cnty, FL Indl Dev Auth Rev
         Midland Ross Corp Proj................   11.875  08/01/11    1,313,689
   2,570 North Miami, FL Hlthcare Fac Rev
         Imperial Club Proj Ser A..............   10.000  01/01/13    2,828,619
   3,000 Northern Palm Beach Cnty, FL Impt Dist
         Wtr Ctl & Impt Unit Dev...............    7.200  08/01/16    3,113,580
   2,500 Northern Palm Beach Cnty, FL Impt Dist
         Wtr Ctl & Impt Unit Dev...............    7.300  08/01/27    2,598,450
   1,000 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower............    8.750  07/01/26    1,006,610
     840 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.125  07/01/06      837,967
   2,035 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.400  07/01/14    2,051,728
   1,325 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.625  07/01/20    1,337,482
   2,870 Orange Cnty, FL Hlth Fac Auth Rev Aces
         Pooled Hosp Ln Ser A Rfdg (FGIC Insd)
         (c)...................................    7.875  12/01/25    2,982,045
   2,645 Orange Cnty, FL Hsg Fin Auth Multi-
         Family Rev Mtg Hands Inc Proj Ser A...    7.875  10/01/15    2,683,987
   2,035 Orange Cnty, FL Hsg Fin Auth Multi-
         Family Rev Mtg Hands Inc Proj Ser A...    8.000  10/01/25    2,070,022
     450 Orange Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Proj Rfdg.........    9.250  08/01/10      497,529
   3,000 Overoaks, FL Cmnty Dev Dist Cap Impt
         Rev...................................    8.250  05/01/17    3,064,170
   3,400 Palm Beach Cnty, FL Hlth Fac Auth Rev
         Waterford Proj Rfdg...................    7.750  10/01/15    3,456,134
     750 Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
         Cmntys Inc............................    7.750  12/01/22      804,668
   1,370 Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
         Cmntys Inc............................    7.625  12/01/12    1,464,996
     250 Santa Rosa Cnty, FL Indl Dev Auth Rev
         1st Mtg Sandy Ridge Care Cent.........   10.500  04/01/16      252,068
   2,000 Sarasota Cnty, FL Hlth Fac Auth Rev
         Hlthcare Manatee Jewish Rfdg..........    7.000  07/01/16    2,007,380
   1,920 Tampa Palms, FL Open Space & Transn
         Cmnty Dev Dist Rev Cap Impt Area 7
         Proj..................................    8.500  05/01/17    1,916,986
     710 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.125  11/01/06      712,492
   2,000 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.500  11/01/16    2,007,780
   2,000 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.625  11/01/26    2,007,740
   1,775 Westchase East Cmnty, FL Dev Dist Cap
         Impt Rev..............................    7.500  05/01/17    1,772,941
                                                                   ------------
                                                                     70,678,323
                                                                   ------------
         GEORGIA 1.0%
   3,000 Class A Ctfs relating to Atlanta, GA
         Urban Residential Fin Auth Multi-
         Family Hsg Rev Renaissance on
         Peachtree Apts Proj Ser 85............    8.500  04/01/26    2,850,000
     375 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    7.625  10/01/06      379,879
   1,500 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    8.200  10/01/16    1,521,390
   1,500 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    8.250  10/01/26    1,521,330
     300 Richmond Cnty, GA Dev Auth Nursing
         Home Rev Beverly Enterprises GA Proj
         Rfdg..................................    8.750  06/01/11      326,898
   3,000 Rockdale Cnty, GA Dev Auth Solid Waste
         Disposal Rev..........................    7.500  01/01/26    3,123,660
                                                                   ------------
                                                                      9,723,157
                                                                   ------------
         HAWAII 0.1%
     900 Hawaii Cnty, HI Impt Dist No 17 Spl
         Assessment Kaloko Subdivision.........    9.500  08/01/11      951,993
                                                                   ------------
         ILLINOIS 7.8%
   1,500 Bedford Park, IL Tax Increment Rev
         Mark IV Proj..........................    9.750  03/01/12    1,731,420
   1,000 Bedford Park, IL Tax Increment Rev Sr
         Lien Bedford City Proj................    9.250  02/01/12    1,129,230
   3,000 Broadview, IL Tax Increment Rev Sr
         Lien..................................    8.250  07/01/13    3,272,100
   1,000 Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Inc Proj Rfdg......    8.200  12/01/24    1,185,910

                                      B-35
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon  Maturity Market Value
-------------------------------------------------------------------
         ILLINOIS (CONTINUED)
 $   540 Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev American
         Airls Inc Proj Ser A......   7.875%  11/01/25 $    587,439
   3,500 Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev United
         Airls Inc.................   8.500   05/01/18    3,880,240
   1,500 Chicago, IL Tax Increment
         (b)......................... 7.250   01/01/14    1,500,000
   3,000 Crestwood, IL Tax
         Increment Rev Rfdg........   7.250   12/01/08    3,052,710
   1,350 Hanover Park, IL Rev 1st
         Mtg Windsor Park Manor
         Proj......................   9.500   12/01/14    1,444,919
     500 Hodgkins, IL Tax
         Increment.................   9.500   12/01/09      584,385
   4,000 Hodgkins, IL Tax Increment
         Rev Ser A Rfdg............   7.625   12/01/13    4,118,480
   3,500 Huntley, IL Increment
         Alloc Rev Huntley Redev
         Proj Ser A................   8.500   12/01/15    3,563,105
   2,470 Illinois Dev Fin Auth Hlth
         Fac Rev Cmnty Living
         Options...................   7.125   03/01/10    2,587,646
   1,500 Illinois Dev Fin Auth
         Pollutn Ctl Rev IL Pwr Co
         Proj Ser A Rfdg...........   8.300   04/01/17    1,584,315
     650 Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
         Proj......................   8.000   11/15/06      652,529
   1,405 Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
         Proj......................   8.000   11/15/16    1,410,662
   2,000 Illinois Dev Fin Auth Rev
         Debt Restructure East
         Saint Louis...............   7.375   11/15/11    2,215,100
   4,000 Illinois Edl Fac Auth Rev
         Peace Mem Ministries Proj.   7.500   08/15/26    4,090,840
   1,475 Illinois Hlth Fac Auth Rev
         Covenant Retirement Cmntys
         Ser A.....................   7.600   12/01/12    1,595,360
   3,000 Illinois Hlth Fac Auth Rev
         Fairview Oblig Group Ser A
         Rfdg......................   7.400   08/15/23    3,048,360
     510 Illinois Hlth Fac Auth Rev
         Hinsdale Ser C............   9.500   11/15/19      582,833
   1,700 Illinois Hlth Fac Auth Rev
         Lifelink Corp Oblig Group
         Ser B.....................   8.000   02/15/25    1,792,939
   4,000 Illinois Hlth Fac Auth Rev
         Lutheran Home & Svcs Proj
         Ser A.....................   7.500   08/15/26    4,035,000
   1,250 Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
         Chicago Rfdg..............   7.625   07/01/10    1,373,763
   1,500 Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
         Chicago Rfdg..............   7.750   07/01/16    1,659,735
   1,500 Jackson Park Hosp Fndtn
         Chicago, IL Jackson Park
         Hosp (d)..................   9.000   03/01/05    1,365,000
   3,270 Loves Park, IL 1st Mtg Rev
         Hoosier Care Proj Ser A...   9.750   08/01/19    3,496,186
   2,500 Mill Creek Wtr Reclamation
         Dist IL Swr Rev...........   8.000   03/01/10    2,571,775
   1,500 Mill Creek Wtr Reclamation
         Dist IL Wtrwks Rev........   8.000   03/01/10    1,543,065
   3,100 Robbins, IL Res Recovery
         Rev.......................   8.375   10/15/16    3,193,000
   1,695 Round Lake Beach, IL Tax
         Increment Rev Rfdg........   7.200   12/01/04    1,761,834
   2,500 Round Lake Beach, IL Tax
         Increment Rev Rfdg........   7.500   12/01/13    2,589,200
   3,035 Saint Charles, IL Indl Dev
         Rev Tri-City Proj.........   7.500   11/01/13    3,112,969
   3,965 Saint Charles, IL Multi-
         Family Hsg Rev Bonds
         Wessel Court Proj.........   7.600   04/01/24    4,078,597
     500 Sherman, IL Rev 1st Mtg
         Villa Hlthcare Ser A......   8.250   10/01/14      516,865
     500 Sherman, IL Rev 1st Mtg
         Villa Hlthcare Ser A......   8.500   10/01/24      523,160
                                                       ------------
                                                         77,430,671
                                                       ------------
         INDIANA 2.6%
     500 Carmel, IN Retirement
         Rental Hsg Rev Beverly
         Enterprises Proj Rfdg.....   8.750   12/01/08      554,000
   1,500 Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
         Oblig Group...............   7.000   05/15/17    1,500,930
   1,000 Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
         Oblig Group...............   7.250   05/15/24    1,005,880
   1,000 Indiana St Dev Fin Auth
         Envir USX Corp Proj Rfdg &
         Impt (b)..................   6.250   07/15/30    1,017,700
   3,000 Indiana St Dev Fin Auth
         Indl Dev Rev UNR Rohn Inc
         Proj......................   7.500   03/01/11    3,061,980
   5,000 Indiana St Dev Fin Auth
         Pollutn Ctl Rev Inland
         Steel Co Proj No 13 Rfdg..   7.250   11/01/11    5,175,200
     560 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.300   01/01/02      534,626
     980 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.500   01/01/07      938,262
   1,405 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.750   01/01/12    1,347,634
   2,045 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   8.000   01/01/17    1,963,732
   3,675 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent Rfdg
         (Prerefunded @ 01/01/00)..   9.500   01/01/07    4,281,779
     400 Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
         Inc Rfdg..................   8.500   04/15/03      450,684
   3,600 Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
         Inc Rfdg..................   8.750   04/15/12    4,115,304
                                                       ------------
                                                         25,947,711
                                                       ------------
         IOWA 0.3%
   2,770 Iowa Fin Auth Multi-Family
         Rev Hsg Park West Proj
         Rfdg......................   8.000   10/01/23    2,853,045
                                                       ------------
         KANSAS 0.3%
   1,500 Newton, KS Hosp Rev Newton
         Hlthcare Corp Ser A.......   7.375   11/15/14    1,587,750
   1,000 Newton, KS Hosp Rev Newton
         Hlthcare Corp Ser A.......   7.750   11/15/24    1,084,160
                                                       ------------
                                                          2,671,910
                                                       ------------

                                       B-36
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         KENTUCKY 0.3%
 $ 1,250 Erlanger, KY Assessment Rev Pub Impt
         Proj....................................    7.500% 08/01/18 $  1,324,400
   1,195 Kenton Cnty, KY Arpt Brd Arpt Rev Spl
         Fac Delta Airls Proj Ser A..............    8.100  12/01/15    1,289,943
                                                                     ------------
                                                                        2,614,343
                                                                     ------------
         LOUISIANA 3.2%
   3,510 East Baton Rouge, LA Mtg Fin Auth Single
         Family Mtg Ser A (GNMA Collateralized)
         (c).....................................    7.600  02/01/20    3,637,694
   4,700 Hodge, LA Util Rev......................    9.000  03/01/10    5,101,615
   1,400 Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev................................    7.500  05/26/06    1,417,962
   2,000 Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev................................    8.000  05/26/16    2,024,840
   4,000 Lake Charles, LA Harbor & Terminal Dist
         Port Fac Rev Trunkline Lng Rfdg.........    7.750  08/15/22    4,574,600
     665 Louisiana Pub Fac Auth Rev Indl Dev
         Beverly Enterprises Rfdg................    8.250  09/01/08      722,363
   2,000 Port New Orleans, LA Indl Dev Rev
         Avondale Inds Inc Proj Rfdg.............    8.250  06/01/04    2,171,940
   2,000 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj...............   14.500  01/01/02    2,014,580
   3,000 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj Rfdg..........    7.500  07/01/13    3,239,760
   2,500 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj Ser A.........   14.500  02/01/02    2,535,925
   2,500 Saint James Parish, LA Solid Waste
         Disposal Rev Kaiser Aluminum Proj.......    7.750  08/01/22    2,660,050
     500 West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser A......    7.500  05/01/15      537,565
   1,000 West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser B......    9.000  05/01/15    1,118,810
                                                                     ------------
                                                                       31,757,704
                                                                     ------------
         MAINE 0.6%
   3,200 Maine Fin Auth Solid Waste Disposal Rev
         Boise Cascade Corp Proj.................    7.900  06/01/15    3,493,696
     450 Maine Hlth & Higher Edl Fac Auth Rev
         Waterville Osteopathic Hosp Ser A
         (Prerefunded @ 07/01/97)................    9.875  07/01/13      479,309
   1,500 Maine Vets Homes Rev....................    7.750  10/01/20    1,587,765
                                                                     ------------
                                                                        5,560,770
                                                                     ------------
         MARYLAND 1.1%
   2,000 Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser A Rfdg....    7.550  06/01/17    2,133,020
   2,500 Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser B Rfdg....    7.500  06/01/15    2,657,550
   2,000 Calvert Cnty, MD Econ Dev Rev Asbury
         Solomons Island Fac Proj................    8.375  01/01/15    2,190,400
   4,000 Maryland St Energy Fin Admin Ltd Oblig
         Rev Cogeneration AES Warrior Run........    7.400  09/01/19    4,239,920
                                                                     ------------
                                                                       11,220,890
                                                                     ------------
         MASSACHUSETTS 9.0%
   1,490 Massachusetts St Hlth & Edl Fac Auth Rev
         Indpt Living Ser A......................    8.100  07/01/18    1,544,564
   3,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Milford-Whitinsville Regl Hosp Ser B....    7.750  07/15/17    3,167,100
   1,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Norwood Hosp Ser E......................    8.000  07/01/12    1,015,750
     745 Massachusetts St Hlth & Edl Fac Auth Rev
         Saint Annes Hosp Ser A..................    9.250  07/01/05      753,627
   2,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Saint Annes Hosp Ser A..................    9.375  07/01/14    2,023,380
   2,750 Massachusetts St Indl Fin Agy Hillcrest
         Edl Cent Inc Proj.......................    8.450  07/01/18    2,820,758
   1,000 Massachusetts St Indl Fin Agy Indl Rev
         1st Hlthcare Corp Proj Ser A Rfdg.......    7.625  04/01/13    1,023,570
     800 Massachusetts St Indl Fin Agy Indl Rev
         Beverly Enterprises Rfdg................    8.375  05/01/09      871,376
   1,075 Massachusetts St Indl Fin Agy Indl Rev
         Beverly Enterprises/Gloucester &
         Lexington Projs Rfdg....................    8.000  05/01/02    1,133,491
     500 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Brookhaven Cmnty (Prerefunded @
         01/01/98)...............................   10.250  01/01/18      546,585
   1,005 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.400  01/15/09    1,031,351
   2,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.625  01/15/14    2,051,900
   2,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.875  01/15/20    2,080,320
     690 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.250  07/01/07      724,155
   1,410 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.400  07/01/12    1,474,945
   1,530 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.500  07/01/17    1,610,723
      30 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Pioneer Vly.........................    7.000  10/01/01       28,044
     500 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Pioneer Vly Amended.................    7.000  10/01/20      417,350
   1,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Reeds Landing Proj..................    7.750  10/01/00    1,024,870
   4,300 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Reeds Landing Proj..................    8.625  10/01/23    4,631,057

                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
 $ 1,700 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Stone Institute & Newton..........    7.700% 01/01/14 $  1,778,285
     500 Massachusetts St Indl Fin Agy Rev
         Atlantic Med Cent Ser B...............   10.125  11/01/14      504,550
   3,545 Massachusetts St Indl Fin Agy Rev
         Boston Architectural Cent Proj........    8.500  09/01/19    3,842,284
     500 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.000  12/01/06      530,665
   1,000 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.375  12/01/13    1,078,880
   3,000 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.500  12/01/20    3,249,210
   2,555 Massachusetts St Indl Fin Agy Rev East
         Boston Neighborhood Proj..............    7.500  07/01/16    2,587,091
   2,560 Massachusetts St Indl Fin Agy Rev East
         Boston Neighborhood Proj..............    7.625  07/01/26    2,575,360
     785 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.000  11/01/06      829,941
   1,230 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.375  11/01/13    1,359,470
   2,165 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.500  11/01/20    2,411,031
   1,760 Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C.....    8.250  02/15/08    1,804,000
     500 Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C.....    8.625  02/15/26      510,070
   3,745 Massachusetts St Indl Fin Agy Rev Gtr
         Lynn Mental Hlth Assn Proj............    8.800  06/01/14    4,132,832
     420 Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj...........    7.500  07/01/00      428,093
     740 Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj...........    8.000  07/01/05      766,255
   3,380 Massachusetts St Indl Fin Agy Rev JRC
         Assisted Living.......................    7.500  07/01/26    3,456,320
   2,555 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    9.000  11/01/05    2,766,401
   4,910 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    9.500  11/01/17    5,395,648
   1,100 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    7.000  11/01/19    1,060,840
   5,000 Massachusetts St Indl Fin Agy Rev
         Orchard Cove Issue....................    9.000  05/01/22    5,463,950
   7,000 Massachusetts St Indl Fin Agy Rev Rev
         Emerson College Issue Ser A...........    8.900  01/01/18    7,792,610
   1,190 Massachusetts St Indl Fin Agy Rev
         Vinfen Corp Issue.....................    7.100  11/15/18    1,170,125
   1,020 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.300  09/01/10    1,033,087
     915 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.600  09/01/17      923,866
   1,820 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.750  09/01/25    1,838,819
                                                                   ------------
                                                                     89,264,599
                                                                   ------------
         MICHIGAN 2.8%
     440 Detroit, MI Local Dev Fin Auth Tax
         Increment Ser A.......................    9.500  05/01/21      519,046
   1,000 Dickinson Cnty, MI Mem Hosp Sys Hosp
         Rev...................................    8.000  11/01/14    1,069,110
   2,390 Meridian, MI Econ Dev Corp 1st Mtg
         Burcham Hills Ser A Rfdg..............    7.500  07/01/13    2,439,449
   3,430 Meridian, MI Econ Dev Corp 1st Mtg
         Burcham Hills Ser A Rfdg..............    7.750  07/01/19    3,502,202
   4,020 Michigan St Hosp Fin Auth Rev Detroit
         Macomb Hosp Corp Ser A Rfdg...........    7.300  06/01/01    4,059,356
   2,400 Michigan St Hosp Fin Auth Rev Gratiot
         Cmnty Hosp Ser A Rfdg (Prerefunded @
         10/01/98).............................    8.750  10/01/07    2,590,464
     500 Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg...........    7.500  10/01/07      545,375
   1,500 Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg...........    8.100  10/01/13    1,690,365
   5,790 Michigan St Hosp Fin Auth Rev Saratoga
         Cmnty Hosp Rfdg.......................    8.750  06/01/10    6,526,546
   1,500 Michigan St Strategic Fd Ltd Oblig Rev
         Great Lakes Pulp & Fibre Proj (e).....   10.250  12/01/16      901,830
   3,500 Michigan St Strategic Fd Solid Waste
         Disp Rev Genesee Pwr..................    7.500  01/01/21    3,521,595
     500 Oakland Cnty, MI Econ Dev Corp Ltd
         Oblig Rev Pontiac Osteopathic Hosp
         Proj..................................    9.625  01/01/20      584,280
                                                                   ------------
                                                                     27,949,618
                                                                   ------------
         MINNESOTA 2.8%
   1,020 Austin, MN Multi-Family Rev Hsg Cedars
         of Austin Proj Rfdg...................    7.500  04/01/17    1,054,394
   2,000 Austin, MN Multi-Family Rev Hsg Cedars
         of Austin Proj Rfdg...................    7.500  04/01/18    2,067,440
   1,955 Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg......    7.400  12/01/15    1,982,878
   1,220 Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg......    7.500  06/01/25    1,237,312
     750 Chisago City, MN Hlth Fac Rev Part
         Pleasant Heights Proj Ser A Rfdg......    7.300  07/01/25      760,853
   1,200 Maplewood, MN Hlthcare Fac Rev VOA
         Care Cent Proj........................    7.450  10/01/16    1,271,736
     650 Minneapolis, MN Cmnty Dev Agy
         Commercial Dev Rev Std Mill Hotel Proj
         (e)...................................    8.000  04/01/10      260,000
     800 Minneapolis, MN Commercial Dev Rev
         Holiday Inn Metrodome Proj Rfdg.......   10.500  06/01/03      815,584

                                       B-38
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MINNESOTA (CONTINUED)
 $ 1,950 Minneapolis, MN Hlthcare Fac Rev
         Ebenezer Society Proj Ser A...........    7.200% 07/01/23 $  1,994,616
   1,000 Minneapolis, MN Hlthcare Fac Rev Saint
         Olaf Residence Inc Proj...............    7.100  10/01/23    1,014,790
     350 Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj.....................    7.250  11/01/16      351,911
   1,320 Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj.....................    7.625  11/01/27    1,327,062
   3,040 New Brighton, MN Rental Hsg Rev
         Polynesian Village Apts Proj Ser A
         Rfdg..................................    7.500  10/01/17    3,080,949
     865 New Hope Minnesota Multi-Family Rev
         Hsg Broadway Lanel Proj...............    7.750  09/01/07      895,362
   2,320 New Hope Minnesota Multi-Family Rev
         Hsg Broadway Lanel Proj Rfdg..........    7.750  09/01/07    2,391,572
     920 North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North Saint Paul Rfdg....    9.000  02/01/09      988,430
   2,220 North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North Saint Paul Rfdg....    9.250  02/01/22    2,383,570
   1,695 Saint Paul, MN Hsg & Redev Auth
         Commercial Dev Rev Beverly Enterprises
         Rfdg..................................    7.750  11/01/02    1,739,731
     500 Shoreview, MN Sr Hsg Rev Shoreview Sr
         Residence Proj........................    7.250  02/01/26      499,325
   2,000 Spring Lake Park, MN Multi-Family Hsg
         Cottages Spring Lake Rfdg.............    8.375  01/01/22    2,037,860
                                                                   ------------
                                                                     28,155,375
                                                                   ------------
         MISSISSIPPI 1.9%
   5,500 Claiborne Cnty, MS Pollutn Ctl Rev
         Middle South Energy Inc Ser B.........    8.250  06/01/14    5,949,680
   7,575 Claiborne Cnty, MS Pollutn Ctl Rev
         Middle South Energy Inc Ser C.........    9.875  12/01/14    8,434,687
   1,000 Lowndes Cnty, MS Hosp Rev Golden
         Triangle Med Cent Rfdg................    8.500  02/01/10    1,114,890
   3,000 Ridgeland, MS Urban Renewal Rev the
         Orchard Ltd Proj Ser A Rfdg...........    7.750  12/01/15    3,133,170
                                                                   ------------
                                                                     18,632,427
                                                                   ------------
         MISSOURI 1.8%
   1,500 Chesterfield, MO Indl Dev Auth Rev
         Saint Andrews Episcopal-Presbyterian
         Ser A.................................    8.500  12/01/19    1,596,285
   1,000 Good Shepherd Nursing Home Dist MO
         Nursing Home Fac Rev..................    7.625  08/15/15    1,027,660
   3,000 Good Shepherd Nursing Home Dist MO
         Nursing Home Fac Rev..................    7.750  08/15/25    3,093,690
   2,840 Jefferson Cnty, MO Indl Dev Auth Indl
         Rev Cedars Hlthcare Cent Proj Ser A
         Rfdg..................................    8.250  12/01/15    2,845,652
   1,115 Madison Cnty, MO Hosp Rev Ser A.......    7.700  10/01/18    1,124,299
   1,490 Madison Cnty, MO Hosp Rev Ser A.......    7.900  10/01/26    1,504,572
   1,075 Missouri St Hlth & Edl Fac Bethesda
         Hlth Group Inc Proj A Rfdg............    7.500  08/15/12    1,105,240
     785 Perry Cnty, MO Nursing Home Rev Ser A.    7.650  03/01/16      799,562
   1,745 Perry Cnty, MO Nursing Home Rev Ser A.    7.750  03/01/26    1,777,195
     500 Saint Louis Cnty, MO Indl Dev Auth Rev
         1st Mtg Deaconess Manor Assn..........    7.500  06/01/16      508,810
     500 Saint Louis Cnty, MO Indl Dev Auth Rev
         1st Mtg Deaconess Manor Assn..........    7.500  06/01/23      503,920
   1,830 Saint Louis, MO Tax Increment Rev
         Scullin Redev Area Ser A..............   10.000  08/01/10    2,205,406
                                                                   ------------
                                                                     18,092,291
                                                                   ------------
         MONTANA 0.2%
   2,000 Montana St Hlth Fac Auth Rev Mission
         Ridge Proj Ser A......................    7.000  08/15/26    2,006,060
                                                                   ------------
         NEVADA 0.9%
   2,000 Clark Cnty, NV Indl Dev Rev Southwest
         Gas Corp Ser A........................    6.500  12/01/33    2,019,780
   1,500 Henderson, NV Local Impt Dist No T-10.    7.500  08/01/15    1,545,075
   1,425 Henderson, NV Local Impt Dist No T-4
         Ser B.................................    7.300  11/01/12    1,469,489
     945 Las Vegas, NV Local Impt Bonds Spl
         Impt Dist No 404......................    7.300  11/01/09      972,074
     985 Las Vegas, NV Spl Impt Dist No 505
         Elkhorn Springs.......................    8.000  09/15/13    1,021,268
   1,975 Nevada St Dept Commerce Hlth Fac Rev
         Washoe Convalescent Cent Proj Rfdg....    8.125  06/01/03    2,029,648
                                                                   ------------
                                                                      9,057,334
                                                                   ------------
         NEW HAMPSHIRE 4.9%
   1,490 New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
         Rfdg..................................    8.000  06/01/04    1,574,781
   2,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
         Rfdg..................................    9.000  06/01/14    2,253,500
     435 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College Issue...    7.200  06/01/12      439,385
   2,565 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College Issue...    7.500  06/01/26    2,640,744
   5,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Daniel Webster College Issue.    7.625  07/01/16    5,346,600
   1,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage Heights...    7.350  01/01/18    1,016,420
   4,825 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage Heights...    7.450  01/01/25    4,900,125

                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon  Maturity Market Value
--------------------------------------------------------------------------------
         NEW HAMPSHIRE (CONTINUED)
 $ 2,425 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Hlthcare Visiting Nurse.......    7.250% 09/01/23 $  2,362,678
   1,425 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Monadock Cmnty Hosp Issue.....    9.125  10/01/20    1,554,846
   2,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev New London Hosp Assn Proj.....    7.500  06/01/05    2,204,580
   3,500 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Vly Regl Hosp.................    7.350  04/01/23    3,361,365
   4,110 New Hampshire St Bus Fin Auth Elec Fac
         Rev Plymouth Cogeneration..............    7.750  06/01/14    4,247,438
   1,500 New Hampshire St Bus Fin Auth Swr &
         Solid Waste Disp Rev Crown Paper Co
         Proj...................................    7.875  07/01/26    1,550,640
   4,435 New Hampshire St Hsg Fin Auth Single
         Family Residential.....................    8.500  07/01/14    4,669,390
   3,420 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
         A......................................    7.650  05/01/21    3,537,648
   2,300 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
         C......................................    7.650  05/01/21    2,379,120
   4,000 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Ser B......................   10.750  10/01/12    4,281,840
                                                                    ------------
                                                                      48,321,100
                                                                    ------------
         NEW JERSEY 4.0%
   1,000 Camden Cnty, NJ Impt Auth Lease Rev
         Dockside Refrigerated..................    8.400  04/01/24    1,020,980
     750 New Jersey Econ Dev Auth 1st Mtg
         Delaire Nursing Ser A Rfdg (Prerefunded
         @ 11/01/99)............................    8.750  11/01/10      868,028
     500 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Burnt Tavrn Convalescent Ser A
         Rfdg...................................    9.000  11/15/13      537,895
   1,240 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Dover Residential Hlthcare Fac (e).   13.375  11/01/14      682,000
   2,250 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Franciscan Oaks Proj Ser A.........    8.500  10/01/23    2,401,110
     840 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Stone Arch Nursing Home Proj Rfdg..    8.750  12/01/10      896,876
   1,000 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev The Evergreens.....................    9.250  10/01/22    1,092,770
   1,000 New Jersey Econ Dev Auth Econ Dev Rev
         Borg Warner Corp.......................   11.200  08/01/04    1,039,920
     500 New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.......    8.000  01/01/09      515,870
   1,000 New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.......    8.250  01/01/17    1,032,480
   4,000 New Jersey Econ Dev Auth Econ Dev Rev
         Sr Mtg Holt Hauling Ser D..............   10.250  09/15/14    4,158,440
   4,365 New Jersey Econ Dev Auth Econ Dev Rev
         United Methodist Homes.................    7.500  07/01/20    4,437,197
     420 New Jersey Econ Dev Auth Econ Dev Rev
         United Methodist Homes.................    7.500  07/01/24      426,489
     500 New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg......    7.375  07/15/03      525,395
     915 New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg......    7.750  07/15/08      959,679
   1,000 New Jersey Econ Dev Auth Holt Hauling &
         Warehsg Rev Ser G Rfdg.................    8.400  12/15/15    1,050,590
     500 New Jersey Econ Dev Auth Rev 1st Mtg
         Fellowship Village Proj Ser A..........    8.500  01/01/10      532,270
   1,000 New Jersey Econ Dev Auth Rev 1st Mtg
         Fellowship Village Proj Ser A..........    9.250  01/01/25    1,138,530
     975 New Jersey Econ Dev Auth Rev 1st Mtg
         Millhouse Proj Ser A...................    8.250  04/01/10    1,000,438
   2,060 New Jersey Econ Dev Auth Rev 1st Mtg
         Millhouse Proj Ser A...................    8.500  04/01/16    2,123,716
   1,860 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    7.500  11/01/05    1,861,990
   1,000 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    8.500  11/01/16    1,021,520
   1,500 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    8.625  11/01/25    1,544,985
     855 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/02      875,358
     750 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/04      768,518
   2,000 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/12    2,038,640
   2,000 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.750  05/15/26    2,078,200
   2,500 New Jersey Hlth Care Fac Fin Auth Rev
         Raritan Bay Med Cent Issue Rfdg........    7.250  07/01/14    2,639,350
   1,000 New Jersey St Edl Fac Auth Rev Caldwell
         College Ser A..........................    7.250  07/01/25    1,057,860
                                                                    ------------
                                                                      40,327,094
                                                                    ------------
         NEW MEXICO 0.8%
     695 Albuquerque, NM Nursing Home Rev
         Albuquerque Hlthcare Rfdg..............    9.750  12/01/14      744,849
   4,555 Albuquerque, NM Retirement Fac Rev LA
         Vida Llena Proj Ser A Rfdg.............    8.850  02/01/23    4,908,605
   1,500 Farmington, NM Pollutn Ctl Rev San Juan
         Proj Ser A Rfdg........................    6.400  08/15/23    1,516,860
     715 Santa Fe, NM Indl Rev Casa Real Nursing
         Home Rfdg..............................    9.750  01/01/13      753,052
     455 Truth or Consequences, NM Nursing Home
         Rev Sierra Hlthcare Rfdg & Impt........    9.750  12/01/14      487,432
                                                                    ------------
                                                                       8,410,798
                                                                    ------------

                                       B-40
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         NEW YORK 2.6%
 $ 1,210 Clifton Springs, NY Hosp & Clinic Ser
         A Rfdg & Impt.........................    7.650% 01/01/12 $  1,238,435
   4,800 Islip, NY Cmnty Dev Agy Cmnty Dev Rev
         NY Institute of Technology Rfdg.......    7.500  03/01/26    4,985,952
   2,500 New York City Indl Dev Agy Civic Fac
         Rev...................................    7.500  08/01/26    2,515,625
   4,170 New York City Indl Dev Agy Civic Fac
         Rev Our Lady of Mercy Med Cent Pkg
         Corp Proj.............................    8.500  12/30/22    4,477,579
   2,500 New York City Indl Dev Agy Rev Solid
         Waste Disposal Visy Paper Proj........    7.800  01/01/16    2,656,600
   5,000 New York St Energy Resh & Dev Auth
         Elec Fac Rev Long Island Ltg Ser A....    7.150  12/01/20    5,168,650
   2,905 Newark Wayne Cmnty Hosp NY Rev Ser A..    7.600  09/01/15    2,790,921
   2,000 North Syracuse, NY Hsg Auth Rev Janus
         Park Proj.............................    8.000  06/01/14    2,041,800
                                                                   ------------
                                                                     25,875,562
                                                                   ------------
         OHIO 5.2%
   1,500 Athens Cnty, OH Hosp Fac Rev O'Bleness
         Mem Hosp Proj.........................    7.100  11/15/23    1,487,130
   3,000 Cleveland, OH Pkg Fac Rev (Prerefunded
         @ 09/15/02)...........................    8.000  09/15/12    3,582,360
   1,000 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall.........................    7.200  11/15/14    1,034,270
   1,500 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall.........................    7.300  11/15/23    1,542,990
   2,500 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg....    7.250  11/15/13    2,536,825
   3,000 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty...............    7.250  11/15/18    3,025,860
   2,555 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty (Prerefunded @
         11/15/99).............................    8.875  11/15/19    2,946,273
   7,625 Dayton, OH Spl Fac Rev Emery Air
         Freight Corp Ser A Rfdg...............   12.500  10/01/09    8,522,005
     500 Fairfield, OH Econ Dev Rev Beverly
         Enterprises Proj Rfdg.................    8.500  01/01/03      539,515
   1,945 Harrison, OH Harrison Ave Kmart Proj
         Ser A.................................    8.125  12/01/02    2,024,278
   2,000 Lorain Cnty, OH Hosp Rev Mtg Elyria
         United Methodist Rfdg.................    6.875  06/01/22    2,015,640
   2,500 Mount Vernon, OH Hosp Rev Knox Cmnty
         Hosp Rfdg.............................    7.875  06/01/12    2,577,675
   1,000 North Canton, OH Hlthcare Fac Rev
         Waterford at Saint Luke Proj..........    8.625  11/15/21    1,075,010
   4,930 Ohio St Air Quality Dev Auth Rev
         Pollutn Ctl Toledo Edison Ser B.......    9.875  11/01/22    5,119,164
   1,036 Ohio St Indl Dev Rev 1st Mtg Swifton
         Commons Proj Rfdg (e).................    8.125  12/01/15      909,431
   2,000 Ohio St Solid Waste Rev Rep Engineered
         Steels Proj...........................    8.250  10/01/14    2,062,760
   4,000 Ohio St Solid Waste Rev Rep Engineered
         Steels Proj...........................    9.000  06/01/21    4,298,120
   2,000 Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Toledo Edison Ser A
         Rfdg..................................    8.000  10/01/23    2,173,740
   2,000 Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Cleveland Elec Ser A
         Rfdg..................................    8.000  10/01/23    2,173,740
   2,250 Sandusky Cnty, OH Hosp Fac Rev Mem
         Hosp Proj Rfdg........................    7.750  12/01/09    2,266,155
                                                                   ------------
                                                                     51,912,941
                                                                   ------------
         OKLAHOMA 0.3%
   1,000 Jackson Cnty, OK Mem Hosp Auth Rev
         Jackson Mem (Prerefunded @ 08/01/97)..    9.000  08/01/15    1,054,780
     500 Leflore Cnty, OK Hosp Auth Impt Rev...    9.400  05/01/06      538,410
     555 Oklahoma Hsg Fin Agy Single Family
         Class A (GNMA Collateralized).........    7.997  08/01/18      592,923
     500 Woodward, OK Muni Auth Hosp Rev.......    8.250  11/01/09      543,525
     500 Woodward, OK Muni Auth Hosp Rev
         (Prerefunded @ 11/01/00)..............    9.250  11/01/14      595,650
                                                                   ------------
                                                                      3,325,288
                                                                   ------------
         OREGON 0.2%
   1,500 Salem, OR Hosp Fac Auth Rev Capital
         Manor Inc.............................    7.500  12/01/24    1,568,445
                                                                   ------------
         PENNSYLVANIA 12.1%
   1,945 Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch............    7.500  02/01/10    1,988,821
   3,120 Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch............    7.875  02/01/20    3,230,448
   1,800 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Collateral Cleveland Elec Proj
         Rfdg..................................    7.625  05/01/25    1,955,520
   7,550 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Co
         Proj Rfdg.............................    7.625  05/01/20    8,202,320
   4,000 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Ser A
         Rfdg..................................    7.750  05/01/20    4,390,840
   1,100 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev OH Edison Proj Ser A Rfdg.....    7.750  09/01/24    1,162,161
   1,860 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    7.500  05/15/13    1,911,280
   1,860 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    7.700  05/15/22    1,880,776
   2,500 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    8.250  05/15/22    2,655,900
   1,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev..................    7.250  12/01/11    1,023,400

                                       B-41
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
 $ 2,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev..................    7.400% 12/01/15 $  2,058,020
   1,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev (Prerefunded @
         12/01/98).............................    9.500  12/01/15    1,123,540
   4,480 Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj.....................    8.100  07/01/12    4,762,822
   1,000 Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj.....................    8.500  07/01/21    1,106,510
     825 Columbia Cnty, PA Indl Dev Auth 1st
         Mtg Rev 1st Str Assoc Proj Rfdg.......    9.000  05/01/14      881,323
         Delaware Cnty, PA Auth Rev 1st Mtg
     870 Riddle Village Proj (Prerefunded @
         06/01/02).............................    8.750  06/01/10    1,056,302
   2,800 Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj (Prerefunded @
         06/01/02).............................    9.250  06/01/22    3,465,420
   3,645 Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj Rfdg..............    7.000  06/01/26    3,631,441
   2,100 Delaware Cnty, PA Auth Rev White Horse
         Village Ser A Rfdg....................    7.500  07/01/18    2,166,234
   1,350 Doylestown, PA Hosp Auth Hosp Rev Pine
         Run Ser A.............................    7.200  07/01/23    1,389,434
   1,250 Lebanon Cnty, PA Hlth Fac Auth Hlth
         Cent Rev United Church of Christ Homes
         Rfdg..................................    7.250  10/01/19    1,256,100
     250 Lehigh Cnty, PA Genl Purp Auth Rev 1st
         Mtg Bible Fellowship Proj.............    7.150  12/15/08      258,073
   2,315 Lehigh Cnty, PA Genl Purp Auth Rev 1st
         Mtg Bible Fellowship Proj.............    8.000  12/15/23    2,388,756
   4,785 Lehigh Cnty, PA Indl Dev Auth Rev
         Rfdg..................................    8.000  08/01/12    5,009,991
   2,000 Luzerne Cnty, PA Indl Dev Auth 1st Mtg
         Gross Rev Rfdg........................    7.875  12/01/13    2,102,920
   3,000 Luzerne Cnty, PA Indl Dev Auth Exmpt
         Fac Rev PA Gas & Wtr Co Proj Ser A
         Rfdg..................................    7.200  10/01/17    3,226,500
     500 Montgomery Cnty, PA Higher Ed & Hlth
         Auth Rev Retirement Cmnty GDL Farms A.    9.500  01/01/20      582,240
         Montgomery Cnty, PA Indl Dev Auth Rev
   1,550 1st Mtg The Meadowood Corp Proj Ser A.    9.250  12/01/00    1,815,128
   2,025 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
         (Prerefunded @ 12/01/00)..............   10.000  12/01/19    2,458,370
   2,500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
         Rfdg..................................   10.250  12/01/20    2,769,325
     500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.000  12/01/10      508,740
   1,500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.250  12/01/15    1,505,400
   4,000 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.400  12/01/20    3,999,080
   3,780 Montgomery Cnty, PA Indl Dev Auth Rev
         Assisted Living Ser A.................    8.250  05/01/23    3,978,601
   3,595 Montgomery Cnty, PA Indl Dev Auth Rev
         Hlthcare Adv Geriatric Ser A..........    8.375  07/01/23    3,803,977
     805 Montgomery Cnty, PA Indl Dev Auth Rev
         Pennsburg Nursing & Rehab Cent........    7.625  07/01/18      835,654
   2,660 Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy....................    7.750  09/01/14    2,761,772
     750 Northampton Cnty, PA Indl Dev Auth Rev
         1st Mtg Kirkland Village Proj.........    7.375  12/15/18      751,125
     750 Northampton Cnty, PA Indl Dev Auth Rev
         1st Mtg Kirkland Village Proj.........    7.500  12/15/23      751,470
   1,000 Pennsylvania Econ Dev Fin Auth Exempt
         Fac Rev MacMillan Ltd Partnership
         Proj..................................    7.600  12/01/20    1,123,460
   1,500 Pennsylvania Econ Dev Fin Auth
         Recycling Rev Ponderosa Fibres Proj
         Ser A.................................    9.250  01/01/22    1,412,610
   2,000 Philadelphia, PA Auth for Indl Dev
         Coml Philadelphia Arpt Rev Rfdg.......    7.750  12/01/17    2,158,940
   1,170 Philadelphia, PA Auth for Indl Dev Rev
         1st Mtg RHA/Care Pavilion Proj........   10.250  02/01/18    1,208,598
   1,500 Philadelphia, PA Auth for Indl Dev Rev
         Cathedral Village.....................    7.250  04/01/15    1,513,305
   5,835 Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood..............    8.000  01/01/24    6,048,444
   2,000 Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood..............    8.000  01/01/14    2,076,120
   1,000 Philadelphia, PA Auth for Indl Dev Rev
         Lutheran Retire Ser B (Var Rate Cpn)..    5.000  01/01/17      730,060
   1,875 Philadelphia, PA Hosps & Higher Ed Fac
         Auth Hosp Rev.........................    7.250  03/01/24    1,836,563
     500 Philadelphia, PA Pkg Auth Rev East
         Market................................    8.750  03/01/05      503,010
   1,785 Philadelphia, PA Pkg Auth Rev East
         Market................................    8.875  03/01/10    1,795,371
   3,000 Scranton-Lackawanna, PA Hlth & Welfare
         Allied Auth Rev Svcs Rehab Hosp Proj
         Ser A.................................    7.375  07/15/08    3,132,570
   3,000 Somerset Cnty, PA Hosp Auth Rev
         Somerset Cmnty Hosp Proj..............    7.500  03/01/17    3,173,610
     250 Warren Cnty, PA Indl Dev Auth Beverly
         Enterprises Rfdg......................    9.000  11/01/12      274,718
   2,300 Washington Cnty, PA Hosp Auth Rev
         Canonsburg Genl Hosp Rfdg.............    7.350  06/01/13    2,242,615
                                                                   ------------
                                                                    120,035,728
                                                                   ------------
         SOUTH CAROLINA 1.0%
     750 Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Episcopal Proj Rfdg (Prerefunded @
         04/01/01).............................    9.750  04/01/16      919,028
   1,500 Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Roper Geriatric Cent Inc Proj Rfdg
         (Prerefunded @ 05/01/99)..............    7.750  05/01/17    1,646,220
     390 McCormick Cnty, SC Hosp Fac Rev
         McCormick Hlthcare Cent Proj..........   10.500  03/01/18      399,984

                                       B-42
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         SOUTH CAROLINA (CONTINUED)
 $ 3,000 Piedmont Muni Pwr Agy South Carolina
         Elec Rev Rfdg.........................    6.550% 01/01/16 $  3,021,750
   3,000 Piedmont Muni Pwr Agy South Carolina
         Elec Rev Rfdg.........................    6.600  01/01/21    3,016,650
     750 South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
         Proj..................................    8.000  10/01/22      778,598
     250 South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
         Proj..................................    7.750  10/01/12      259,303
                                                                   ------------
                                                                     10,041,533
                                                                   ------------
         SOUTH DAKOTA 0.1%
   1,000 South Dakota St Hlth & Edl Fac Auth
         Rev Huron Regl Med Cent...............    7.250  04/01/20    1,058,940
                                                                   ------------
         TENNESSEE 0.4%
     500 Smith Cnty, TN Hlth & Edl Fac 1st
         Hlthcare Corp Proj Rfdg...............    7.400  04/01/13      508,945
   3,000 Springfield, TN Hlth & Edl Fac Brd
         Hosp Rev Jesse Holman Jones Hosp Proj.    8.250  04/01/12    3,228,300
                                                                   ------------
                                                                      3,737,245
                                                                   ------------
         TEXAS 5.1%
   4,850 Alliance Arpt Auth Inc TX Spl Fac Rev
         American Airls Inc Proj...............    7.500  12/01/29    5,218,988
  11,150 Alliance Arpt Auth Inc TX Spl Fac Rev
         Fed Express Corp Proj.................    6.375  04/01/21   11,316,024
   1,380 Amarillo, TX Hlth Fac Corp Rev
         Panhandle Retirement Ser B............    7.000  08/15/15    1,382,650
   3,000 Amarillo, TX Hlth Fac Corp Rev
         Panhandle Retirement Ser B............    7.750  08/15/18    3,037,400
   1,035 Bell Cnty, TX Hlth Fac Dev Corp Rev
         Hosp Proj.............................    9.250  07/01/08    1,139,732
     500 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc......    7.500  11/01/25      537,945
   1,500 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc......    7.250  11/01/30    1,625,220
   1,250 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev Delta Airls Inc.........    7.625  11/01/21    1,365,263
   2,665 De Soto, TX Hlth Fac Dev Corp Rev Park
         Manor Sr Care.........................    7.750  12/01/16    2,622,760
     210 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev........................    9.875  03/15/14      210,714
     245 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev Ser 1983 Ser A.........   10.125  07/15/03      245,245
   1,455 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev Ser 1983 Ser A.........   10.375  07/15/14    1,450,638
   3,075 Houston, TX Hsg Fin Corp Single Family
         Mtg Rev Ser B.........................   10.375  12/15/13    3,083,795
     790 Montgomery Cnty, TX Hlth Fac Dev Corp
         Hosp Mtg Rev Woodlands Med Cent Proj
         Rfdg..................................    8.850  08/15/14      853,089
   1,250 Northeast Hosp Auth TX Rev Northeast
         Med Cent Hosp Ser B...................    7.250  07/01/22    1,333,225
   4,505 Port Corpus Christi, TX Indl Dev Corp
         Rev Valero Refining & Mktg Co Ser A...   10.250  06/01/17    4,760,704
     500 Port Corpus Christi, TX Indl Dev Corp
         Rev Valero Refining & Mktg Co Ser B...   10.625  06/01/08      530,565
   3,255 Rusk Cnty, TX Hlth Fac Corp Hosp Rev
         Henderson Mem Hosp Proj...............    7.750  04/01/13    3,424,618
     500 San Antonio, TX Hlth Fac Dev Corp Rev
         Encore Nursing Cent Partner...........    8.250  12/01/19      539,320
   2,000 San Antonio, TX Hsg Fin Corp Multi-
         Family Hsg Rev Marbach Manor Apts Proj
         Ser A.................................    8.125  06/01/27    2,046,480
   1,500 Tarrant Cnty, TX Hlth Fac Dev Corp Rev
         Mtg Cumberland Rest Ser A Rfdg........    7.000  08/15/19    1,501,500
   1,401 Texas Genl Svcs Comm Partn Interests
         Office Bldg & Land Aquisition Proj....    7.000  08/01/24    1,442,991
     790 Weslaco, TX Hlth Fac Dev Corp Hosp Rev
         Welasco Hlth Fac Proj Ser B
         (Prerefunded @ 06/01/98)..............   10.375  06/01/16      870,209
                                                                   ------------
                                                                     50,539,075
                                                                   ------------
         UTAH 0.4%
     500 Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj..............................    7.600  09/01/06      509,035
   1,000 Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj..............................    7.800  09/01/15    1,000,520
   2,345 Utah St Hsg Fin Agy Single Family Mtg
         Ser C2 (FHA Gtd)......................    7.950  07/01/20    2,413,755
                                                                   ------------
                                                                      3,923,310
                                                                   ------------
         VERMONT 0.1%
     700 Vermont Edl & Hlth Bldgs Fin Agy Rev
         Northwestern Med Cent Ser A
         (Prerefunded @ 09/01/98)..............    9.750  09/01/18      780,451
                                                                   ------------
         VIRGINIA 1.6%
   2,955 Alexandria, VA Indl Dev Auth Rev Saint
         Coletta Sch Proj......................    7.750  10/15/26    2,979,674
     870 Covington-Alleghany Cnty, VA Indl Dev
         Beverly Enterprises Proj Rfdg.........    9.375  09/01/01      966,118
   3,000 Fairfax Cnty, VA Redev & Hsg Auth
         Multi-Family Hsg Rev..................    7.600  10/01/36    3,000,000
   1,500 Hopewell, VA Indl Dev Auth Res
         Recovery Rev Stone Container Corp Proj
         Rfdg..................................    8.250  06/01/16    1,635,075
   1,000 Pittsylvania Cnty, VA Indl Dev Auth
         Rev Exempt Fac Ser A..................    7.450  01/01/09    1,051,800
   6,000 Richmond, VA Redev & Hsg Auth Multi-
         Family Rev Ser A Rfdg (Var Rate Cpn)..    8.000  12/15/21    5,977,440
                                                                   ------------
                                                                     15,610,107
                                                                   ------------

                                       B-43
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         WASHINGTON 0.1%
 $ 1,500 Port Walla Walla, WA Pub Corp Solid
         Waste Recycling Rev Ponderosa Fibres
         Proj..................................   9.125%  01/01/26 $  1,392,060
                                                                   ------------
         WEST VIRGINIA 0.2%
     500 Randolph Cnty, WV Bldg Commission
         Davis Mem Hosp Proj Ser A Rfdg & Impt.   7.650   11/01/21      537,235
   1,040 Weirton, WV Pollutn Ctl Rev Weirton
         Steel Proj Rfdg.......................   8.625   11/01/14    1,091,605
                                                                   ------------
                                                                      1,628,840
                                                                   ------------
         WISCONSIN 0.8%
     795 Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn....................   7.200   11/01/05      794,833
   2,000 Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn....................   7.875   11/01/22    2,013,320
   2,500 Wisconsin St Hlth & Edl Fac Auth Rev
         Natl Regency of New Berlin Proj.......   8.000   08/15/25    2,548,600
   3,000 Wisconsin St Hlth & Edl Milwaukee
         Catholic Home Proj....................   7.500   07/01/26    3,076,890
                                                                   ------------
                                                                      8,433,643
                                                                   ------------
         U. S. VIRGIN ISLANDS 0.3%
   1,210 University of Virgin Islands Pub Fin
         Auth Ser A............................   7.500   10/01/09    1,337,667
   1,965 University of Virgin Islands Pub Fin
         Auth Ser A............................   7.650   10/01/14    2,181,405
                                                                   ------------
                                                                      3,519,072
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 98.3%
  (Cost $945,075,401)...........................................    978,015,397
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 0.1%..................        700,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%.....................     16,017,108
                                                                   ------------
 NET ASSETS 100.0%..............................................   $994,732,505
                                                                   ------------

 (a) At November 30, 1996, for federal income tax purposes, cost is $945,080,571; the aggregate gross unrealized appreciation is $39,681,346 and the aggregate gross unrealized depreciation is $6,746,520, resulting in net unrealized appreciation of $32,934,826.
 (b) Securities purchased on a when-issued or delayed-delivery basis.
 (c) Assets segregated as collateral for when-issued or delayed-delivery purchase commitments.
 (d) Interest is accruing for this security at less than the stated coupon.
 (e) Non-Income producing security.

                                       B-44
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $945,075,401)
(Note 1).......................................................  $  978,015,397
Short-Term Investments (Note 1)................................         700,000
Cash...........................................................          82,152
Receivables:
 Interest......................................................      23,057,606
 Securities Sold...............................................       4,515,866
 Fund Shares Sold..............................................       1,451,676
Other..........................................................           4,131
                                                                 --------------
 Total Assets..................................................   1,007,826,828
                                                                 --------------
LIABILITIES:
Payables:
 Securities Purchased..........................................       7,248,217
 Income Distributions..........................................       3,031,741
 Fund Shares Repurchased.......................................       1,571,081
 Distributor and Affiliates (Note 2)...........................         609,253
 Investment Advisory Fee (Note 2)..............................         452,766
Accrued Expenses...............................................         142,607
Deferred Compensation and Retirement Plans (Note 2)............          38,658
                                                                 --------------
 Total Liabilities.............................................      13,094,323
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
NET ASSETS CONSIST OF:
Capital (Note 3)...............................................  $  986,396,208
Net Unrealized Appreciation on Securities......................      32,939,996
Accumulated Undistributed Net Investment Income................         113,411
Accumulated Net Realized Loss on Securities....................     (24,717,110)
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $620,960,577 and 55,746,099 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
 Maximum sales charge (4.75%* of offering price)...............             .56
                                                                 --------------
 Maximum offering price to public..............................  $        11.70
                                                                 --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $323,811,217 and 29,077,037 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
                                                                 --------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $49,960,711 and 4,490,533 shares of beneficial
 interest issued and outstanding)..............................  $        11.13
                                                                 --------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                       B-45
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................................... $65,971,253
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................   4,757,392
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of
 $1,380,920, $2,708,233 and $389,676, respectively) (Note 5).......   4,478,829
Shareholder Services (Note 2)......................................     888,765
Accounting Services (Note 2).......................................     208,513
Legal (Note 2).....................................................      46,103
Trustees Fees and Expenses (Note 2)................................      41,035
Other..............................................................     670,060
                                                                    -----------
 Total Expenses....................................................  11,090,697
 Less Expenses Reimbursed (Note 2).................................      17,000
                                                                    -----------
 Net Expenses......................................................  11,073,697
                                                                    -----------
NET INVESTMENT INCOME.............................................. $54,897,556
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments................................... $ 2,092,011
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................  36,755,483
 End of the Period:
   Investments.....................................................  32,939,996
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period........  (3,815,487)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..................... $(1,723,476)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $53,174,080
                                                                    -----------

                                       B-46
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           November 30, 1996  November 30, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $ 54,897,556       $ 45,949,732
Net Realized Gain/Loss on Securities.....          2,092,011        (11,171,506)
Net Unrealized Appreciation/Depreciation
on Securities............................         (3,815,487)        56,699,702
                                                ------------       ------------
Change in Net Assets from Operations.....         53,174,080         91,477,928
                                                ------------       ------------
Distributions from Net Investment Income:
 Class A Shares..........................        (36,684,070)       (32,309,178)
 Class B Shares..........................        (15,919,679)       (12,327,837)
 Class C Shares..........................         (2,289,094)        (1,507,847)
                                                ------------       ------------
 Total Distributions.....................        (54,892,843)       (46,144,862)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (1,718,763)        45,333,066
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................        301,612,850        222,380,164
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................         23,613,873         19,652,888
Cost of Shares Repurchased...............       (110,086,181)       (91,773,703)
                                                ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................        215,140,542        150,259,349
                                                ------------       ------------
TOTAL INCREASE IN NET ASSETS.............        213,421,779        195,592,415
NET ASSETS:
Beginning of the Period..................        781,310,726        585,718,311
                                                ------------       ------------
End of the Period (Including
 undistributed net investment income of
 $113,411 and $26,781, respectively).....       $994,732,505       $781,310,726
                                                ------------       ------------




                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended November 30,
                                           -------------------------------------
Class A Shares                                1996    1995   1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $11.18  $10.44 $11.19  $10.95 $10.78
                                           -------  ------ ------  ------ ------
 Net Investment Income...................     .735     .74    .76   .8132   .815
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    (.041)  .7475  (.744)  .2303   .195
                                           -------  ------ ------  ------ ------
Total from Investment Operations.........     .694  1.4875   .016  1.0435   1.01
Less Distributions from Net Investment
Income...................................     .735   .7475   .766   .8035    .84
                                           -------  ------ ------  ------ ------
Net Asset Value, End of the Period ......  $11.139  $11.18 $10.44  $11.19 $10.95
                                           -------  ------ ------  ------ ------
Total Return (a).........................    6.47%  14.65%   .10%   9.65%  9.77%
Net Assets at End of the Period (In
millions)................................   $621.0  $516.3 $411.1  $408.0 $309.5
Ratio of Expenses to Average Net Assets
(b)......................................    1.01%    .98%  1.02%   1.03%  1.07%
Ratio of Net Investment Income to Average
Net Assets (b)...........................    6.64%   6.81%  6.98%   7.13%  7.45%
Portfolio Turnover.......................      23%     26%    33%     27%    24%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  July 20, 1992
                             Year Ended November 30,              (Commencement
                          --------------------------------  of Distribution) to
Class B Shares               1996     1995   1994  1993(a) November 30, 1992(a)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.  $ 11.18  $ 10.43 $11.18   $10.96               $11.08
                          -------  ------- ------   ------               ------
 Net Investment Income..     .653      .66    .68    .6919                  .27
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........    (.046)   .7535  (.748)   .2476               (.1122)
                          -------  ------- ------   ------               ------
Total from Investment
Operations..............     .607   1.4135  (.068)   .9395                .1578
Less Distributions from
 Net Investment Income..     .651    .6635   .682    .7195                .2778
                          -------  ------- ------   ------               ------
Net Asset Value, End of
the Period..............  $11.136   $11.18 $10.43   $11.18               $10.96
                          -------  ------- ------   ------               ------
Total Return (b) .......    5.67%   13.89%  (.76%)   8.84%               1.45%*
Net Assets at End of the
 Period (In millions)...   $323.8   $233.9 $159.3   $104.8                $21.0
Ratio of Expenses to
Average Net Assets (c)..    1.77%    1.73%  1.77%    1.77%                1.71%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............    5.88%    6.03%  6.19%    6.15%                5.88%
Portfolio Turnover......      23%      26%    33%      27%                  24%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       B-49
                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  December 10, 1993
                                                                      (Commencement
                                 Year Ended         Year Ended  of Distribution) to
Class C Shares            November 30, 1996  November 30, 1995 November 30, 1994(a)
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.            $ 11.17            $ 10.42              $ 11.29
                                    -------            -------              -------
 Net Investment Income..               .652                .66                  .63
 Net Realized and
  Unrealized Gain/Loss
  on Investments........              (.045)             .7535               (.8363)
                                    -------            -------              -------
Total from Investment
Operations..............               .607             1.4135               (.2063)
Less Distributions from
Net Investment Income...               .651              .6635                .6637
                                    -------            -------              -------
Net Asset Value, End of
the Period..............            $11.126            $ 11.17              $ 10.42
                                    -------            -------              -------
Total Return (b) .......              5.68%             13.79%               (1.80%)*
Net Assets at End of the
Period (In millions)....              $50.0              $31.1                $15.3
Ratio of Expenses to
Average Net Assets (c)..              1.77%              1.72%                1.75%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............              5.86%              5.98%                6.07%
Portfolio Turnover......                23%                26%                  33%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management invest-ment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment opera-tions on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS-Municipal bonds are valued at the most recently quoted bid prices furnished by an independent pricing service or dealers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 86% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evi-dence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Bond pre-mium and original issue discount are amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At

                               November 30, 1996

--------------------------------------------------------------------------------
November 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $24,474,967 which expires between November 30, 1997 and Novem-ber 30, 2003. Of this amount, $2,674,127 will expire in 1997. Net realized loss differs for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Permanent book and tax basis differences relating to the expira-tion of a portion of the capital loss carryforward totaling $4,412,954 were reclassified from net realized gain/loss on securities to capital. Permanent differences relating to the recognition of expenses associated with the consol-idation of the VKAC open-end fund complex totaling $76,482 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent differences relating to the recognition of market discount on bonds totaling $5,435 were reclassified from net realized gain/loss on securities to accumulated undistributed net investment income.
  For the year ended November 30, 1996, 99.96% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $300 million..................................................  .60 of 1%
Next $300 million...................................................  .55 of 1%
Over $600 million...................................................  .50 of 1%

  The Adviser has agreed to reimburse the Fund for certain trustees' compensa-tion in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended November 30, 1996, the Fund recognized expenses of approx-imately $208,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1996, the Fund recognized expenses of approximately $728,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended November 30, 1996, the Fund reimbursed VKAC approximately $76,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                              November 30, 1996
 ------------------------------------------------------------------------------
        A November 30, 1996, capital aggregated $618,328,415, $319,327,477, and
$48,740,316 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                                          Shares         Value
 ------------------------------------------------------------------------------
Sales:
        Class A ....................................  15,132,127  $ 157,632,504
        Class B ....................................   9,807,767    108,566,918
        Class C ....................................   2,297,440     25,413,428
                                                      ----------  -------------
    Total Sales ....................................  27,237,334  $ 301,612,850
                                                      ==========  =============

Dividend Reinvestment:
        Class A ....................................   1,410,020  $  15,593,441
        Class B ....................................     607,360      6,714,015
        Class C ....................................     118,310      1,306,417
                                                      ----------  -------------
    Total Dividend Reinvestments ...................   2,135,690  $  23,613,873
                                                      ==========  =============
Repurchases:
        Class A ....................................  (6,981,065) $ (77,174,763)
        Class B ....................................  (2,265,184)   (25,018,771)
        Class C ....................................    (714,617)    (7,892,647)
                                                      ----------  -------------
    Total Repurchases ..............................  (9,960,866) $(110,086,181)
                                                      ==========  =============

        At November 30, 1995, capital aggregated $515,153,525, $230,475,547 and
$30,116,030 for Classes A, B, and C, respectively. For the year ended November 30, 1995, transactions were as follows:

                                                          Shares         Value
 ------------------------------------------------------------------------------
Sales:
        Class A ....................................  11,754,020  $ 128,111,398
        Class B ....................................   7,098,582     77,416,914
        Class C ....................................   1,551,140     16,851,852
                                                      ----------  -------------
    Total Sales ....................................  20,403,742  $ 222,380,164
                                                      ==========  =============

Dividend Reinvestment:
        Class A ....................................   1,242,463  $  13,570,942
        Class B ....................................     481,085      5,256,068
        Class C ....................................      75,559        825,878
                                                      ----------  -------------
    Total Dividend Reinvestment ....................   1,799,107  $  19,652,888
                                                      ==========  =============
Repurchases:
        Class A ....................................  (6,209,642) $ (67,504,220)
        Class B ....................................  (1,925,903)   (20,990,727)
        Class C ....................................    (303,107)    (3,278,756)
                                                      ----------  -------------
    Total Repurchases ..............................  (8,438,652) $ (91,773,703)
                                                      ==========  =============

                               November 30, 1996

--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
YEAR OF REDEMPTION                                             CLASS B   CLASS C
--------------------------------------------------------------------------------
First.......................................................     4.00%     1.00%
Second......................................................     4.00%      None
Third.......................................................     3.00%      None
Fourth......................................................     2.50%      None
Fifth.......................................................     1.50%      None
Sixth and Thereafter........................................      None      None

  For the year ended November 30, 1996, VKAC, as distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $588,200 and CDSC on the redeemed shares of Classes B and C of approximately $558,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and reorganization and restructuring costs, were $420,555,572 and $198,036,929, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1996, are payments to VKAC of approxi-mately $2,430,000.